UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 2007

RMD TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California	0-51109	72-1530833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1597 Alamo Road, Holtville, California 92250
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (760) 356-2039

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2007, the Board of Directors of RMD Technologies, Inc. (the “Company”) appointed Patrick A. Galliher as Chief Financial Officer of the Company. There is no understanding or arrangement between Mr. Galliher and any other person pursuant to which Mr. Galliher was selected as an executive officer. Mr. Galliher is the spouse of Suzanne Galliher, a member of the Board of Directors of the Company. Mr. Galliher has neither entered into nor materially amended or modified any material plan, contract or arrangement in connection with his appointment as an executive officer. Mr. Galliher has been a member of our Board of Directors since May 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMD Technologies, Inc.

Date: February 15, 2007	By:	/s/ Patrick Galliher
Patrick Galliher
President